SCUDDER
                                                                     INVESTMENTS



Scudder Limited-Duration Plus Fund

Supplement to the currently effective prospectuses

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The following revises "The portfolio managers" section of the prospectuses.


The following people handle the day-to-day management of the fund.

William Chepolis, CFA                  Robert Wang
Managing Director of Deutsche Asset    Managing Director of Deutsche Asset
Management and Portfolio Manager of    Management and Portfolio Manager of
the fund.                              the fund.
 o Joined Deutsche Asset                o Global Asset Allocation senior
   Management in 1998 after 13            portfolio manager: New York.
   years of experience as vice          o Joined Deutsche Asset Management in
   president and portfolio manager        1995 as a senior fixed income
   for Norwest Bank where he              portfolio manager after 13 years of
   managed the bank's fixed income        experience at J.P. Morgan & Co.
   and foreign exchange portfolios.       trading fixed income, derivatives
 o Senior Mortgage Backed                 and foreign exchange products.
   Portfolio Manager: New York.         o Joined the fund in 2005.
 o Joined the fund in 2002.             o BS, The Wharton School, University
 o BIS, University of Minnesota.          of Pennsylvania.

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Portfolio Manager of
the fund.
 o Joined Deutsche Asset
   Management in March 1998 and
   the fund in 2005.
 o Head of High Yield.
 o Previous experience includes
   five years as an investment
   analyst at Phoenix Investment
   Partners and as a credit
   officer in the asset-based
   lending group at Fleet
   Financial Group.
 o BA, University of Vermont.



               Please Retain This Supplement for Future Reference



October 21, 2005